EXHIBIT 99.1
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3 Safe Harbor Statement ADVENTRX cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ADVENTRX will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that preclinical results are not indicative of the success of subsequent clinical trials and the results of pending clinical trials; the risk the FDA determines ADVENTRX's product candidates are not bioequivalent to the applicable reference product; difficulties or delays in developing, manufacturing, obtaining regulatory approval for and marketing ADVENTRX's product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ADVENTRX's product candidates; patent and non-patent exclusivity covering Navelbine(r) and Taxotere(r); and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX's public filings with the Securities and Exchange Commission are available at http://www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to update any forward-looking statement as set forth in this presentation to reflect events or circumstances arising after the date on which it was made.

5 5 Corporate Overview Represent combined market opportunity in excess of $3 Billion Clinical/regulatory strategy allows for shorter development timelines with decreased clinical risk and development cost Two novel formulations of currently marketed chemotherapy drugs potentially on the market by 2010 Significant near term value drivers Potential for revenues from drug sales in 2009 Third oncology product candidate, CoFactor(r), addresses market opportunity in excess of $500 Million

7 7 ADVENTRX Lead Product Candidates 2008 - 2010 Goals

9 9 Vinorelbine (Navelbine(r)) Vinorelbine is an injectable chemotherapeutic drug indicated as a single agent or in combination with cisplatin for first-line treatment of unresectable advanced NSCLC in the U.S. Approved in the E.U. for the treatment of NSCLC and advanced breast cancer Despite narrow label & generic pricing, worldwide sales in excess of $200 million Based on recent clinical data, we believe the market for vinorelbine-based treatments both in the U.S. & abroad will increase Vinorelbine has several limitations Injection site reactions occur in one-third of patients Reactions cause administration challenges for nurses and patients

11 11 Registrational bioequivalence clinical study complete Primary endpoint met, pharmacokinetic equivalence observed between ANX-530 & Navelbine In post-hoc analyses, ANX-530 showed a statistically significant reduction in injection site reactions (when compared to Navelbine) NDA submission anticipated Q4 2008; potential market launch in 2009 Market research indicates a preference for a formulation of vinorelbine that reduces or eliminates injection site reactions while providing comparable efficacy Premium pricing strategy could substantially increase existing market opportunity ANX-530 (vinorelbine emulsion) ANX-530 (vinorelbine emulsion) ANX-530 is designed to reduce the incidence and severity of injection site reactions

13 ANX-530 Registrational Clinical Study Clinical Design: Open Label, Crossover comparison of ANX-530 and Navelbine Dosing Regimen: Crossover study design, beginning with either a single dose of ANX-530 (30mg/m2) administered via a 10 min. infusion in the first week, and a single dose of Navelbine (30mg/m2) administered via a 10 min. infusion in the following week (or vice versa) Primary Objective: Demonstrating pharmacokinetic equivalence of ANX-530 and Navelbine Secondary Objective: Determining the safety of a single dose of ANX-530 Study Population: 31 patients with various advanced cancers Clinical Sites: 7 (South America)

15 Primary endpoint met in registrational bioequivalence clinical study of ANX-530 ANX-530 Registrational Clinical Study Positive Results Statistically equivalent pharmacokinetics observed between ANX-530 and Navelbine

17 ANX-530 and Navelbine are considered to have equivalent pharmacokinetics if the upper and lower bounds of the AUC ratio's and the Cmax ratio's 90% confidence interval ranged from 80 to 125% ANX-530 Registrational Clinical Study Positive Results

19 ANX-530 Preclinical Results Lower Vein Irritation, Erythema & Edema Vinorelbine ANX-530 Vinorelbine: Due to the severity of toxicity, some of the animals could not receive either the second or third injections at certain doses, but were still analyzed for toxicity after each injection period. *High dose Vinorelbine group received 1st injection only. Low and medium dose Vinorelbine group could not receive the 3rd injection.

21 ANX-530 Preclinical Results Ear Vein Histopathology ANX-530 exhibited markedly less ear vein histopathological toxicity in preclinical studies Following intravenous treatment in rabbits, ear vein tissue sections were scored for severity of symptoms (0 to 3 scale - no observable event to marked severity). Toxicity score represents the summation of scores from seven separate vein sections/rabbit. Cumulative Toxicity Score

23 ANX-530 exhibits statistically equivalent antitumor activity compared to Navelbine in a mouse xenograft model ANX-530 Preclinical Results Breast Tumor Xenograft Dose level = 8 mg/kg (24 mg/m2 human equivalent dose), qdx6 intravenous treatment n=12 (saline group); n=6/group (Navelbine & ANX-530 groups) Saline Vinorelbine ANX- 530 Day 28 Excised Tumors Similar results observed in a lung tumor model in mice

25 ANX-530 Preclinical Results Pharmacokinetics Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006 n= 12/group Pharmacokinetics statistically equivalent for ANX-530 in a rat pK model

27 27 ANX-530 Key Milestones ? 2008 2009 Present PK Results from ANX-530 Registrational Bioequivalence Study at AACR Announce Safety Results from ANX-530 Registrational Bioequivalence Study at ASCO Submit and Plan to Present Safety Results from ANX-530 Registrational Bioequivalence Study Breast Cancer Patient Subset at the San Antonio Breast Cancer Symposium Submit U.S. New Drug Application (NDA) FDA Acceptance of NDA for Filing Approval of NDA Market Launch

29 29 Docetaxel (Taxotere(r)) Taxotere is an injectable chemotherapeutic agent that is approved for the treatment of breast, non-small cell lung, prostate, head and neck & gastric cancers One of the top-selling anti-cancer agents in the world Taxotere sales in 2007 approx $2.9 billion Taxotere has several limitations Formulated with polysorbate 80, a toxic detergent Can cause acute hypersensitivity reactions Patients must be pre-medicated to address these reactions; premedication with steroids has side effects Administration and compatibility limitations Stability limitations

31 FDA affirmed 505(b)(2) clinical/regulatory path Patient enrollment in registrational bioequivalence clinical study of ANX- 514 initiated Preclinical testing with ANX-514 indicated reduced hypersensitivity reactions without impact on pharmacokinetics or anti-tumor activity when compared to Taxotere Improved administration and compatibility with common supplies as well as improved stability Potential 2 year lead time over generic Taxotere Docetaxel patent expires May 14, 2010 Taxotere patents expire July 3, 2012 Market research indicates a preference for a docetaxel formulation that reduces hypersensitivity reactions 31 ANX-514 (docetaxel emulsion) ANX-514 is formulated without polysorbate 80 or other detergents and is designed to reduce the incidence and severity of hypersensitivity reactions

ANX-514 Preclinical Results
Plasma Histamine Levels

Statistically lower hypersensitivity observed following ANX-514 administration compared to Taxotere in an animal model



10000
1000
100
10
1
Histamine (nM)
Taxotere
ANX-514
0
3
6
9
12
Hours
Day 1 Dosing



10000
1000
100
10
1
Histamine (nM)
Taxotere
ANX-514
0
3
6
9
12
Hours
Day 22 Dosing

Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes.
Crossover Study Design. (n= 4 animals per group)
ADVENTRX data on file

ADVENTRX PHARMACEUTICALS 17

35 ANX-514 Preclinical Results Blood Pressure Changes Systolic blood pressure drops following Taxotere treatment compared to ANX-514 in an animal model Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes. Crossover Study Design. (n= 4 animals per group) ADVENTRX data on file

37 Taxotere induces statistically significant increase in serum complement activation compared to ANX-514 ANX-514 Preclinical Results Complement Activation n = 10 normal human donor serum samples

ANX-514 Preclinical Results
Breast Tumor Xenograft

ANX-514 exhibits statistically equivalent antitumor activity compared to Taxotere in a mouse xenograft model



Tumor Volume (mm³)
1000
750
500
250
0
0
7
14
21
28
Day
Saline
Taxotere
ANX-514

Similar results observed in liver and sarcoma tumor xenograft models in mice

Day 25 Excised Tumors



Saline
Taxotere
ANX-514

Dose level = 10 mg/kg (30 mg/m² human equivalent dose), q3dx4 intravenous treatment;

n=12 (saline group); n=6 (Taxotere & ANX-514 groups)

ADVENTRX PHARMACEUTICALS 20

41 Taxotere ANX-514 AUC 358 354 Cmax 374 739 ANX-514 Preclinical Results Pharmacokinetics Pharmacokinetics statistically equivalent for ANX-514 in two separate animal models n = 4 animals/group n = 6 animals/group Taxotere ANX-514 AUC 242 246 Cmax 183 157

43 43 ANX-514 Key Milestones ? 2008 Initiate Patient Enrollment in Registrational Bioequivalence Study Complete Patient Enrollment in Registrational Bioequivalence Study Announce PK Results from Registrational Bioequivalence Study Approval of NDA Market Launch 2010 Submit and Plan to Present PK and Safety Results from Registrational Bioequivalence Study at Oncology Conferences Submit U.S. New Drug Application (NDA) FDA Acceptance of NDA for Filing

45 Leucovorin/Isovorin is a folate-based biomodulator that can be used to enhance the anti-cancer effect of 5-FU chemotherapy or to protect healthy cells from chemotherapy Indicated for use in metastatic colorectal and other cancers as well as in high dose methotrexate rescue Global market in excess of $500 million Leucovorin has several limitations Requires multiple metabolic steps to become the active form of folate Commonly administered as a 2 hour infusion 45 Leucovorin/Isovorin(r)

47 47 ANX-510 (CoFactor) Folate-based biomodulator designed to replace leucovorin as the preferred method to enhance the activity and reduce the associated toxicity of the widely used cancer chemotherapeutic agent 5-FU CoFactor directly delivers the active form of folate CoFactor can be administered within minutes as opposed to hours Two clinical trials & preclinical studies have demonstrated superior efficacy & reduced toxicity against historical comparison when 5-FU was administered as a bolus Results from three CoFactor clinical studies anticipated mid-2008

49 49 CoFactor Key Milestones 2008 Announce Results Relating to the Primary Endpoint from CoFactor Phase 2 Breast Cancer study at ASCO Announce Results Relating to Overall Survival from CoFactor Phase 2b mCRC study Provide Update on CoFactor Program Submit and Plan to Present Results from the CoFactor Phase 2b & Phase 3 mCRC studies at the European Society for Medical Oncology Conference Submit and Plan to Present Results Relating to Progression Free Survival from the CoFactor Phase 2 Breast Cancer Study at the San Antonio Breast Cancer Symposium Announce Results from CoFactor Pharmacokinetic Bridging Study Announce Available Results from CoFactor Phase 3 mCRC study

51 51 ADVENTRX 2008 Milestones Present PK Results from ANX-530 Registrational Bioequivalence Study at AACR Initiate Patient Enrollment in ANX-514 Registrational Bioequivalence Study Announce Results Relating to the Primary Endpoint from CoFactor Phase 2 Breast Cancer study at ASCO Announce Safety Results from ANX-530 Registrational Bioequivalence Study at ASCO Announce Results Relating to Overall Survival from CoFactor Phase 2b mCRC study Announce Available Results from CoFactor Phase 3 mCRC study Announce Results from CoFactor Bridging Study Provide Update on CoFactor Program Complete Patient Enrollment in ANX-514 Registrational Bioequivalence Study Submit and Plan to Present Results from the CoFactor Phase 2b & Phase 3 mCRC studies at the European Society for Medical Oncology Conference Submit and Plan to Present Safety Results from ANX-530 Registrational Bioequivalence Study Breast Cancer Patient Subset at the San Antonio Breast Cancer Symposium Submit and Plan to Present Results Relating to Progression Free Survival from the CoFactor Phase 2 Breast Cancer Study at the San Antonio Breast Cancer Symposium Announce PK Results from ANX-514 Registrational Bioequivalence Study Submit U.S. NDA for ANX-530 ? ?

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